Exhibit 10.2

AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This Amendment No. 2 to First Amended and Restated Revolving Credit Agreement (this “Amendment No. 2”) is entered into as of March 4, 2022, by and between ThermoGenesis Holdings, Inc., a Delaware corporation formerly known as Cesca Therapeutics Inc. (the “Borrower”), and Boyalife Asset Holding II, Inc., an Illinois corporation (“Lender”). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement (as defined below).

WHEREAS, the Borrower and Lender previously entered into a First Amended and Restated Revolving Credit Agreement, dated April 16, 2018, as amended pursuant to that certain Amendment No. 1 to First Amended and Restated Revolving Credit Agreement dated May 7, 2018 (as heretofore amended, the “Restated Credit Agreement”), setting forth the terms and conditions of a revolving credit facility extended by Lender to Borrower (the “Credit Facility”);

WHEREAS, the Restated Credit Agreement amended and restated a Revolving Credit Agreement that was originally entered into by Borrower and Lender on March 6, 2017, as amended on September 13, 2017 (the “Credit Agreement”); and

WHEREAS, the Borrower and Lender desire to extend the term of the Restated Credit Agreement.

NOW, THEREFORE, intending to be legally bound, and in consideration of the mutual agreements contained herein, the parties agree as follows:

1.    Amendment to Exhibit 1. The “Termination Date” set forth on Exhibit 1 is hereby amended to be “March 6, 2023.”

2.    Remainder of Restated Credit Agreement. Except as expressly provided for in this Amendment No. 2, all of the terms, conditions and provisions of the Restated Credit Agreement remain unaltered, are in full force and effect, and are hereby expressly ratified and confirmed.

3.    Miscellaneous. This Amendment No. 2 may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. The parties further agree that facsimile signatures or signatures scanned into .pdf (or similar) format and sent by e-mail shall be deemed original signatures.

[signatures follow]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the day and year first written above.

THERMOGENESIS HOLDINGS, INC.

/s/ Jeffery Cauble

BOYALIFE ASSET HOLDING II, INC.

/s/ Xiaochun Xu